SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 8, 2004
(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50126 (Commission File Number)	33-0865080 (IRS Employer Identification No.)

One Venture, 3rd Floor, Irvine, California (Address of principal executive offices)	92618 (Zip Code)

(949) 585-7500 (Registrant’s telephone number, including area code) Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

        On March 8, 2004, Commercial Capital Bancorp, Inc. (the “Company”) announced by press release that it will participate in the Third Annual JMP Securities Research Conference on March 9, 2004. In a separate release issued on March 8, 2004, the Company announced that it will participate in the Sandler O’Neill & Partners 2004 West Coast Financial Services Conference on March 10, 2004.

The press releases are attached hereto as Exhibit 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press release dated March 8, 2004. Exhibit 99.2 Press release dated March 8, 2004

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC. By: /s/ Stephen H. Gordon —————————————— Stephen H. Gordon Chairman of the Board and Chief Executive Officer

Date: March 8, 2004